SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                            Form 8-K

      CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

              Date of the Report: October 18, 2005

                    J R BASSETT OPTICAL, INC.
                 ------------------------------
                (Formerly OPTICAL EXPRESS, INC.)
 (Exact name of small business issuer as specified in its charter)

                Commission file number 000084716

          DELAWARE                                     87-0469497
 ---------------------------                 ------------------------------
(State or other jurisdiction               (IRS Employer Identification No.)
of incorporation or organization)

           600 S. W. 10th Street, Ocala, Florida 34474
           -------------------------------------------
            (Address of principal executive offices)

                          352-629-7509
                        ----------------
                   (Issuer's telephone number)

Item 3.02    UNREGISTERED SALES OF EQUITY SECURITIES.

The registrants states that it is a small issuer and that the equity securities sold in exchange for services rendered, in the aggregate since its last report filed under this Item 3.02 or its last periodic report, whichever is more recent, constitute less than 5% of the number of shares outstanding of the class of equity securities sold, and as such no report need be filed; further the registrant states:

(a)  (1)  On June 30, 2004, December 31, 2004, and September 15,
2005, the Registrant issued shares of common stock in exchange for services rendered for financial and legal services.

    (i) On June 30, 2004 the company issued 4,125,495 fully paid and non-assessable shares of common tock, $0.001 par value, as follows:

                    Robert E. Williams       1,965,495
                    Stewart A. Merkin        1,500,000
                    J. Randall Hammett         110,000
                    Ruben Serrano              500,000
                    Justin Damacchia            50,000
                                             ---------

                         Total               4,125,495

    (ii) On December 31, 2004, J. Randall Hammett was issued 74,086 fully paid and non-assessable shares of common stock, $0.001 par value.

    (iii)  On September 15, 2005 J. Randall Hammett was issued
           22,633 fully paid and non-assessable shares of common stock, $0.001 par value.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be singed on its behalf by the undersigned thereunto duly authorized.

                                        J R Bassett Optical, Inc.
                                (formerly, Optical Express, Inc.)
                                            /s/Robert E. Williams
                                            ---------------------
  October 18, 2005                             Robert E. Williams
                                                President /C.E.O.